Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF LEASES

For and in consideration of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, UTC I, LLC, an Oklahoma limited liability company ("Assignor"), hereby assigns to INLAND DIVERSIFIED NORMAN UNIVERSITY, L.L.C., a Delaware limited liability company ("Assignee"), and its successors and assigns, and Assignee hereby assumes all of Assignor's right, title and interest in, to and under those certain leases described on Exhibit A attached hereto and made a part hereof (the “Leases”), which Leases relate to that certain real property legally described on Exhibit B attached hereto and made a part hereof.  Assignor shall remain responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occurred and accrued prior to the effective date of this Assignment and Assumption of Leases (this “Assignment”).  Assignee shall be responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occur and accrue on or after the effective date of this Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment to be effective as of the 29th day of April, 2011.

[Signature blocks on following page]

Exhibit 10.3

ASSIGNOR:

UTC I, LLC

an Oklahoma limited liability company             (SEAL)

By:  /s/ John Collett (SEAL)

Name:

John Collett

Its:         Manager

ASSIGNEE:

Inland Diversified Norman University, L.L.C.,

a Delaware limited liability company

By:  Inland Diversified Real Estate Trust, Inc.,

       a Maryland corporation, its sole member

By:  /s/ Sharon Anderson-Cox

Name:  Sharon Anderson-Cox

Its:  Vice President

Exhibit 10.3

 Exhibit A

LIST OF LEASES

(See attached Rent Roll)

Exhibit 10.3

Exhibit B

LEGAL DESCRIPTION

All of Lot 6, Block 1, and Common Areas A, B, F, UNIVERSITY NORTH PARK SECTION I, a Planned Unit Development, an addition to the City of Norman, Cleveland County, Oklahoma, according to the plat thereof recorded in Book 21 of Plats, Page 7, as modified by CERTIFICATE CORRECTING PLAT ERRORS recorded in Book 4153, Page 742, Cleveland County records.

AND

Lot 1 Block 2, of REPLAT LOT 1, BLOCK 2, UNIVERSITY NORTH PARK SECTION I, a Planned Unit Development, an addition to the City of Norman, Cleveland County, Oklahoma, according to the plat thereof recorded in Book 21 of Plats, Page 113, Cleveland County records.

TOGETHER WITH all of Grantor’s easement rights in and to Common Area C, UNIVERSITY NORTH PARK SECTION I, a Planned Unit Development, an addition to the City of Norman, Cleveland County, Oklahoma, according to the plat thereof recorded in Book 21 of Plats, Page 7, as modified by CERTIFICATE CORRECTING PLAT ERRORS recorded in Book 4153, Page 742, Cleveland County records.

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